SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): January 23, 2004

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

     A copy of the press release issued by UST Inc. on Friday, January 23, 2004 describing its results of operations for, and its financial condition as of, the quarter and year ended December 31, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2004

UST INC

By:	/s/ Debra A. Baker

Name: Debra A. Baker
Title: Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated January 23, 2004